EXHIBIT A

                                                                    (iv)
 (i)                      (ii)                       (iii)          Principal
Name                 Business Address                 SS#           Occupation


Paul A. Cote        Cote, Cote & Hamann              ###-##-####     Lawyer

                    54 Pine Street
                    P.O. Box 7206
                    Lewiston, ME 04243-7206


Joan P. Cote        None                             ###-##-####     Homemaker



Takuhe Ghugasian    None                             ###-##-####     Homemaker



Vartan Ghugasian,   Vartan Ghugasian, D.M.D.         ###-##-####     Dentist
D.M.D.              The Colonial Building
                    100 Boylston Street
                    Suite 806
                    Boston, MA  02116


John Orestis        North Country Associates         ###-##-####    Health Care
                    Nursing Homes                                     Provider
                    179 Lisbon Street
                    Lewiston, ME 04240

Thomas B. Dunham    The Dunham Group                 ###-##-####    Real Estate
                    One Portland Square                             Broker
                    Portland, ME 04101

Sandra Dunham       None                             ###-##-####    Homemaker

Armen Ghugasian     25 Fairfield Street              ###-##-####   Photographer
                    Watertown, MA 02172

Richard Boulet      None                             ###-##-####    Retired

John F. Gross       Winthrop Veterinary              ###-##-####   Veterinarian
                    Hospital, P.A.
                    RFD #2, Box 5720,
                    Rt. 202
                    Winthrop, ME 04364

Susan T. Gross      Winthrop High School             ###-##-####   Educator
                    Winthrop, ME 04364

Dana Gross          None                             ###-##-####   Student

Andrew Gross        None                             ###-##-####   Student

Lillian I. Allen    Cormier Textiles                 ###-##-####   Customer
                    River Street                                   Service
                    Sanford, ME 04073                            Computer Input

John C. Allen       Salem Five Mortgage              ###-##-####    Loan
                     Corp.                                        Originator
                    P.O. Box 840
                    Salem, MA 01970

Roland R. Batson    10 Swan Road                     ###-##-####   Developer
                    Standish, ME 04084


Adrienne R. Emmi    None                             ###-##-####   Retired

Anthony N. Emmi     None                             ###-##-####   Retired

Donn Gifford        Wadleigh's, Inc.                 ###-##-#### Business/Owner
                    21 Water Street                                Operator
                    Hallowell, ME 04347

Linda Gifford       Central Maine Title              ###-##-####   Lawyer
                     Company
                    Linda Gifford Law Office
                    78 Winthrop Street
                    Augusta, ME 04330-5506

Robert R. Gladu     P.O. Box 1037                    ###-##-####   Investor
                    Lewiston, ME 04243

Ginette Gladu       None                             ###-##-####   Homemaker

Edgar Morin         RR 1, Box 2915                   ###-##-####   Lunch Truck
                    Sanford, ME 04073                               Operator

Raymond E.          Lafayette Social Club            ###-##-####   Manager/
Robichaud           28 Winter Street                               Bartender
                    Sanford, ME 04073

Normand F. Doyon    P.O. Box 1777                    ###-##-####   Self-
                    Lewiston, ME 04241                              employed

Pauline G. Doyon    None                             ###-##-####   Homemaker

Richard James       77 Charleston Square             ###-##-####   Chiropractor
                    St. Charles, MO 63304                         Self-employed

Diane James         1049 East Terra Lane             ###-##-####   Travel Agent
                    Ofallon, MO 63366

                                                                      (vii)
                                                                   Number of
                                                     (vi)          Shares Owned
                                              Has the participant  Beneficial
                     (v)                   ever been convicted of  (of which
(i)            Name of Employer, Principal     a criminal offense  ___ consist
Name              Business, Address           in last 10 years     of warrants)

Paul A. Cote       Cote, Cote & Hamann                 No          129,000
                   Law firm                                        (58,800)
                   54 Pine Street                                  (w/Joan
                   P.O. Box 7206                                   P. Cote)
                   Lewiston, ME  04243-7206

Joan P. Cote       None                               No           See Paul A.

                                                                   Cote

Takuhe Ghugasian   None                               No           44,000
                                                                   (4,000)
                                                                   w/Vartan
                                                                   Ghugasian

Vartan Ghugasian,  Vartan Ghugasian, D.M.D.           No           13,500 and
                   Dentist Office                                   see Takuhe
                   The Colonial Building                           Ghugasian
                   100 Boylston Street
                   Suite 806
                   Boston, MA  02116


John Orestis       North Country Associates            No          143,960
                   Nursing Homes                                   (69,460)
                   179 Lisbon Street
                   Lewiston, ME 04240

Thomas B. Dunham   The Dunham Group                    No          5,370 (280)
                   One Portland Square
                   Portland, ME 04101

Sandra Dunham      None                                No          74,100
                                                                   (20,080)

Armen Ghugasian    Self-employed                       No          6,000
                   25 Fairfield Street                             (1,000)
                   Watertown, MA 02172

Richard Boulet     None                                No          128,750 (0)

John F. Gross      Winthrop Veterinary                 No        79,790 (1,900)
                   Hospital, P.A.                                and 23,445
                   RFD #2, Box 5720,                             (2,500)
                   Rt. 202                                       (w/Susan

                  Winthrop, ME 04364                             Gross)


Susan T. Gross      Winthrop High School               No        15,315 (0)
                    School                                       and (see John
                    Winthrop, ME 04364                           Gross)

Dana Gross          None                               No        2,950 (0)

Andrew Gross        None                               No        3,680 (0)

Lillian I. Allen    Cormier Textiles                   No        5,230
                    River Street                                 (850)
                    Sanford, ME 04073

John C. Allen       Salem Five Mortgage Corp.          No         7,100 (830)
                    Bank
                    P.O. Box 840
                    Salem, MA 01970

Roland R. Batson    Self-employed                      No         59,000
                    10 Swan Road                                  (24,000)
                    Standish, ME 04084

Adrienne R. Emmi    None                               No         21,000 (0)
                                                                  (w/Anthony
                                                                  Emmi)

Anthony N. Emmi     None                               No         See Adrienne
                                                                  Emmi

Donn Gifford        Wadleigh's, Inc.                   No        21,000 (5,000)
                    Petroleum Products                           (w/ Linda
                    21 Water Street                              Gifford)
                    Hallowell, ME 04347

Linda Gifford       Central Maine Title                No        See Donn
                     Company                                     Gifford
                    Linda Gifford Law Office
                    Law Firm
                    78 Winthrop Street
                    Augusta, ME 04330-5506

Robert R. Gladu     Investment                         No         20,000 (0)
                    P.O. Box 1037                                 (w/Ginette
                    Lewiston, ME 04243                            Gladu)

Ginette Gladu       None                               No         See Robert
                                                                  Gladu

Edgar Morin         Self-employed                      No         1,300 (400)
                    RR 1, Box 2915
                    Sanford, ME 04073

Raymond E.          Lafayette Social Club              No         10,900
Robichaud           28 Winter Street                              (8,000)
                    Sanford, ME 04073

Normand F. Doyon    Self-employed                      No         11,500 (0)
                    P.O. Box 1777                                 (w/Pauline
                    Lewiston, ME  04241                           Doyon


Pauline G. Doyon    None                               No         See Normand
                                                                  F. Doyon

Richard James       Self-employed                      No         56,300
                    77 Charleston Square                          (25,850)
                    St. Charles, MO 63304

Diane James         Getaway Tours & Travel             No         5,500 (4,000)
                    Travel Agency
                    1049 East Terra Lane
                    Ofallon, MO 63366

                    (viii)
               Common Stock, Warrants or                       (ix)
               Units (2 Shares of Common             Any Shares Per (viii)
               Stock, 1 Class A Warrant,             purchased through
(i)            Sold (S) or Purchased (P)             loans, amount of loan,
Name           During the Last 2 years               creditor and date


Paul A. Cote   2275 (units)-7/8/94(P)                29,585 (Warrants) (17,085
               5000 (common) - 7/8/94 (S)            Class A and 12,500 Class
               785 (units) - 7/11/94 (P)             B)-$51,000-Peoples
               1735 (common) - 7/11/94 (S)           Heritage Bank-1/5/95
               1110 (units) - 8/19/94 (P)
               1980 (common) - 8/25/94 (S)           13,150 (Warrants) (5,950
               340 (common) - 8/29/94 (S)            Class A and 7,200 Class
               2275 (common) - 8/31/94 (S)           B)-$30,0009.06-Peoples
               560 (common) - 9/2/94 (S)             Heritage Bank-5/3/95
               1035 (units) - 9/2/94 (P)
               215 (units) - 9/16/94 (P)
               4000 (Class B Warrants)-12/9/94 (P)
               3500 (Class B Warrants)-12/9/94 (P)
               5460 (Class A Warrants)-12/12/94 (P)
               11625 (Class A Warrants)-12/15/94 (P)
               5000 (Class B Warrants)-12/15/94 (P)
               15000 (Class A Warrants)-12/19/94 (P)
               380 (common) - 4/12/95 (P)
               380 (common) - 4/12/95 (P)
               3750 (Class A Warrants)-5/5/95 (P)
               1000 (Class B Warrants)-5/9/95 (P)
               2200 (Class A Warrants)-5/11/95 (P)
               5000 (Class B Warrants)-5/11/95 (P)
               1200 (Class B Warrants)-6/20/95 (P)
               5000 (Class A Warrants)-12/7/95 (S)
               5000 (Class A Warrants)-12/7/95 (S)
               7500 (Class A Warrants)-12/7/95 (S)
               5000 (common)-12/12/95 (P)
               4200 (common)-1/2/96 (S)
               3000 (common)-1/3/96 (S)
               15000 (common)-1/3/96 (S)
               1000 (Class B Warrants)-1/8/96 (P)
               2500 (Class B Warrants)-1/16/96 (P)
               8000 (common)-1/18/96 (P)
               7500 (common)-1/18/96 (P)
               2500 (common)-1/18/96 (P)
               1040 (Class B Warrants)-1/25/96 (P)
               465 (Class B Warrants)-1/25/96 (P)
               2000 (common)-5/28/96 (S)
               2450 (common)-4/11/96 (S)
               4100 (Class B Warrants)-6/12/96 (P)
               4100 (Class B Warrants)-6/12/96 (S)
               735 (Class B Warrants)-6/28/96 (S)
               4465 (Class B Warrants)-6/28/96 (S)

Joan P. Cote   See Paul A. Cote

Takuhe
 Ghugasian

Vartan
 Ghugasian

John Orestis   2500 (common)-2/1/96 (P)                     None
               12000 (common)-2/9/96 (P)


Thomas B.
 Dunham

Sandra
 Dunham        150 (units)-9/6/94 (P)             1000 (units)-$6,380-Livada
               1000 (units)-9/8/94 (P)            Margin Account-9/8/94
               500 (common)-3/1/95 (P)            2500 (units)-$12,645-Fidelity

               2000 (units)-3/20/95 (P)           Margin Account-4/4/95
               2500 (units)-3/28/95 (P)           5000 (units)-$25,557-Fidelity
               5000 (units)-5/24/95 (P)           Margin Account-6/1/95
               2500 (units)-8/31/95 (P)           2500 (units)-$13,582-Fidelity
               1500 (Warrants)-2/26/96 (P)        Margin Account-8/31/95
               3000 (common)-2/26/96 (P)          1500 (Warrants-$4,687-Fleet
               3000 (Class B Warrants)-2/2/96     Bank-2/26/96
                (P)                               3000 (common)-$21,900-Fleet
               3000 (Class A Warrants)-3/5/96     Bank-2/26/96
                (P)

Armen
 Ghugasian     None

Richard        10000 (common)-8/29/94 (P)         18,000 (common)-$98,354-
 Boulet        8000 (common)-11/15/94 (P)         Peoples Heritage Bank-
               3000 (common)-11/15/94 (P)         11/23/94
               7000 (common)-11/18/94 (P)         20,000 (common)-$147,911.49-

               800 (common) - 2/17/95 (P)         Peoples Gerutage Bank-
               500 (common) - 2/21/95 (P)         2/26/96
               10000 (common) - 12/18/95 (S)
               9000 (common) - 12/19/95 (S)
               7600 (common) - 1/8/96 (S)
               7000 (common) - 1/19/96 (P)
               4500 (common) - 2/23/96 (P)
               8500 (common) - 2/23/96 (P)
               7000 (common) - 2/23/96 (P)

John F.
 Gross         4000 (common) - 8/12/94 (P)        None
               445 (common) - 8/19/94 (P)
               6600 (common) - 9/7/94 (P)
               3035 (units) - 9/7/94 (S)
               140 (units) - 9/12/94 (S)
               6500 (common) - 9/15/94 (P)
               205 (units) - 9/21/94 (S)
               9000 (common) - 10/7/94 (P)
               4477 (units) - 10/17/94 (S)
               600 (common) - 10/17/94 (S)
               210 (common) - 10/19/94 (P)
               2145 (common) - 11/10/94 (P)
               2000 (common) - 11/22/94 (P)
               1900 (Class B warrants) -
                12/13/95 (P)
               790 (common) - 2/8/96 (P)

Susan T.
 Gross         6700 (common) - 9/7/94 (P)            None
               3000 (units) - 9/8/94 (S)
               205 (units) - 9/9/94 (S)
               215 (units) - 9/21/94 (S)
               255 (common) - 10/19/94 (P)


John & Susan   2500 (Class A warrants)-2/15/95 (P)   None
 Gross         2000 (common)-2/24/95 (P)
 (Jointly)     2870 (common)-2/24/95 (P)

Dana Gross     115 (common) - 7/12/94 (P)            None
               835 (common) - 9/14/94 (P)

Andrew Gross   800 (common) - 9/13/94 (P)
               880 (common) - 9/14/94 (P)

Lillian I.
 Allen         295 (units) - 6/9/94 (P)              None
               130 (units) - 8/3/94 (P)
               610 (common) - 9/15/94(P)
               200 (common) - 3/21/95(P)
               320 (common) - 4/2/96 (P)

John C.
 Allen         295 (units) - 6/9/94 (P)              None
               120 (units) - 8/4/94 (P)
               335 (common) - 9/15/94 (P)
               200 (common) - 3/21/95 (P)
               870 (Class B Warrants) - 5/16/95
               230 (Class B Warrants) - 6/27/95
               320 (common) - 4/2/96 (P)
               1100 (Class B Warrants) -4/29/96 (S)


Roland R.
 Batson        1540 (common) - 7/11/94 (P)           None
               770 (warrants) - 7/11/94 (P)

Adrienne R.
 Emmi          None                                  None

Anthony N.
 Emmi          None                                  None

Donn Gifford   3000 (common) - 7/25/94 (P)           None
               3000 (common) - 8/4/94 (P)
               1000 (common) - 4/18/96 (P)


Linda Gifford  See Donn Gifford                      None

Robert R.
 Gladu         None

Ginette
 Gladu         None

Edgar Morin    200 (units) - 6/9/94 (P)              None

Raymond E.
Robichaud      2000 (common) - 9/9/94 (P)            None
               900 (common) - 11/15/94 (P)

Normand F.
 Doyon         None

Pauline G.
 Doyon         None


Richard
 James         2300 (Warrants) - 9/12/94 (P)         None
               3250 (Warrants) - 11/8/94 (P)
               1000 (Warrants) - 4/13/95 (P)

Diane James    1000 (Warrants) - 9/12/94 (P)         None
               1000 (Warrants) - 4/13/95 (P)

                   (x)              (xi)          (xii)            (xiii)
               Membership in  Number of      Business       Arrangements for
               13D Group to   shares owned   Transactions   future employment
               obtain         by Associates  with           or business
               adoption of    (Business      Novametrix or  transactions with
     (i)       shareholders   partners) of   management     Novametrix
Name           proposal       participant


Paul A. Cote      Yes            None           None           None

Joan P. Cote      Yes            None           None           None

Takuhe Ghugasian  Yes            None           None           None

Vartan Ghugasian  Yes            None           None           None

John Orestis      Yes            None           None           None

Thomas B. Dunham  Yes            None           None           None

Sandra Dunham     Yes            None           None           None

Armen Ghugasian   Yes            None           None           None

Richard Boulet    Yes            None           None           None

John F. Gross     Yes            None           None           None

Susan T. Gross    Yes            None           None           None

John & Susan
Gross (Jointly)   Yes            None           None           None

Dana Gross        Yes            None           None           None

Andrew Gross      Yes            None           None           None

Lillian I. Allen  Yes            None           None           None

John C. Allen     Yes            None           None           None

Roland R. Batson  Yes            None           None           None

Adrienne R. Emmi  Yes            None           None           None

Anthony N. Emmi   Yes            None           None           None

Donn Gifford      Yes            None           None           None

Linda Gifford     Yes            None           None           None

Robert R. Gladu   Yes            None           None           None

Ginette Gladu     Yes            None           None           None

Edgar Morin       Yes            None           None           None

Raymond E.
Robichaud         Yes            None           None           None

Normand F.
 Doyon            Yes            None           None           None

Pauline G.
 Doyon            Yes            None           None           None

Richard James     Yes            None           None           None

Diane James       Yes            None           None           None